UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2026

Texas Ventures Acquisition III Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42609	98-1802457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1012 Springfield Avenue
Mountainside, NJ	07092
(Address of principal executive offices)	(Zip Code)

(201) 985-8300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TVACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TVA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2026, Mr. Scott Glabe notified the Board of Directors (the “Board”) of Texas Ventures Acquisition III Corp (the “Company”) of his intention to resign as a director of the Company and as a member of the Audit Committee and Compensation Committee of the Board, effective as of February 23, 2026. Mr. Glabe’s resignation was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter, whether related to the Company’s operations, policies, practices or otherwise. The Company expresses its gratitude to Mr. Glabe for his invaluable and dedicated service, including his service on the Committees.

On February 23, 2026, Mr. Devin G. Nunes notified the Board of Directors of the Company of his intention to resign as a director of the Company and as a member of the Audit Committee and Compensation Committee of the Board, effective as of February 23, 2026. Mr. Nunes’ resignation was not the result of any dispute or disagreement with the Company or the Company’s Board on any matter, whether related to the Company’s operations, policies, practices or otherwise. The Company expresses its gratitude to Mr. Nunes for his invaluable and dedicated service, including his service on the Committees.

On February 23, 2026, in connection with the forgoing resignations, the Board appointed Alan Garten and Lawrence Glick to serve as members of the Audit Committee and Compensation Committee of the Board, and appointed Alan Garten as Chair of the Compensation Committee, each effective as of February 23, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS VENTURES ACQUISITION III CORP

By:	/s/ Troy Rillo
Name: Troy Rillo
Title: Chief Financial Officer

Date: February 26, 2026